Exhibit 10.2

SECOND AMENDMENT

SECOND AMENDMENT (this “Amendment”), dated as of NOVEMBER 10, 2006, among WILLIAMS SCOTSMAN INTERNATIONAL, INC. (formerly known as Scotsman Holdings, Inc.), a Delaware corporation (“Holdings”), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the “Borrower”), the Lenders party to the Credit Agreement referred to below that are party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 28, 2005, as amended (the “Credit Agreement”);

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions contained herein;

NOW, THEREFORE, it is agreed:

I.                                         Amendment to Credit Agreement.  Effective on the Second Amendment Effective Date (as defined in Part II, Section 5 of this Amendment), the definition of Change of Control in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Change of Control shall mean, at any time and for any reason whatsoever, (a) Holdings shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the Borrower’s capital stock or (b) the Borrower shall cease to own directly 100% on a fully diluted basis of the economic and voting interests in the Unit Subsidiary’s equity or (c) any Person (other than the Equity Investors and/or their respective Affiliates and Permitted Transferees) or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) (any such group, a “Group”) shall, directly or indirectly, own on a fully diluted basis in the aggregate 25% or more of the economic or voting interest in Holdings’ capital stock (provided that if any one or more of the Equity Investors and/or their respective Affiliates and Permitted Transferees shall be part of a Group, then the economic and voting interest in Holdings’ capital stock owned, directly or indirectly, by such Equity Investors and/or their respective Affiliates and Permitted Transferees shall be excluded from the determination of whether such Group meets the above 25% or more economic or voting interest test) or (d) Continuing Directors cease to constitute a majority of the members of the Board of Directors of

Holdings or (e) a “change of control” or similar event shall occur as provided in any Permitted Preferred Stock (or the certificates of designation therefor), the Senior Unsecured Notes Documents or any agreement, document or instrument governing Indebtedness permitted under Section 8.3(n) or Section 8.3(o).

II.                                     Miscellaneous.

1.             In order to induce the Administrative Agent and the Required Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

(a)           no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto; and

(b)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

4.             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK.

5.             This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each Credit Party, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile or electronic transmission) the same to Kaye Scholer LLP, 425 Park Avenue, New York, NY 10036 Attention:  Paul Somelofske (facsimile number: 212-836-7152 and e-mail address: psomelofske@kayescholer.com).

2

6              The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect in accordance with its terms.

7.           At all times on and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.  It is agreed that this Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

*     *     *

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

WILLIAMS SCOTSMAN, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

By its signature below, each of the undersigned hereby consents to the foregoing Amendment and ratifies and confirms the Guaranty to which it is a party.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

WILLSCOT EQUIPMENT, LLC

By:	WILLIAMS SCOTSMAN, INC.,
as Member

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

SPACE MASTER INTERNATIONAL, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

TRUCK & TRAILER SALES, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

EVERGREEN MOBILE COMPANY

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

WILLIAMS SCOTSMAN OF CANADA, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., Individually
and as Administrative Agent

By:	/s/ Kevin W. Corcoran
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Marguerite Sutton
Title: Director

By:	/s/ Frank Fazio
Title: Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

CITICORP USA, INC.

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

WELLS FARGO BANK, N.A.

By:	/s/ Reginald M. Goldsmith, III
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Frank P. Turner
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:	/s/ Marc J. Breier
Title: Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Eustachio Bruno
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Robert McIntyre
Title: Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

MERRILL LYNCH CAPITAL, a division
of Merrill Lynch Business Financial
Services Inc.

By:	/s/ Andrew C. Sepe
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

GE CAPITAL CORPORATION

By:	/s/ Rebecca A. Ford
Title: Duly Authorized Signatory

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

GE CAPITAL CORPORATION, as
administrator for GE Commercial Loan
Trust, 2006-3

By:	/s/ Amanda Van Heyst
Title: Duly Authorized Signatory

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ John M. Hariaczyi
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

NATIONAL CITY BUSINESS CREDIT, INC.

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Dan R. Bueno
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

LASALLE BUSINESS CREDIT, LLC

By:	/s/ Jay Schweiger
Title: Senior Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

TEXTRON FINANCIAL CORPORATION

By:	/s/ Chris Grivakis
Title: Senior Account Executive

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

SIEMENS FINANCIAL SERVICES, INC.

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

UPS CAPITAL CORPORATION

By:	/s/ John P. Holloway
Title: Director of Portfolio Management

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

SUNTRUST BANK

By:	/s/ Mark Pickering
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

WEBSTER BUSINESS CREDIT
CORPORATION

By:	/s/ Daniel Stampfel
Title: Assistant Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

SANDY SPRING BANK

By:	/s/ Roy S. Lewis
Title: Vice President

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

CIBC, INC.

By:	/s/ Gerald Girardi
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

FIRST DOMINION FUNDING II

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

FIRST DOMINION FUNDING III

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

ATRIUM V

By: Credit Suisse Alternative Capital, as collateral manager

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

KATONAH III, LTD.

By: Sankaty Advisors, LLC as Sub-Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

KATONAH IV, LTD.

By: Sankaty Advisors, LLC as Sub-Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

LOAN FUNDING XI LLC

By:	Sankaty Advisors, LLC as Collateral
Manager

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

KATONAH VII CLO, LTD.

By:	Katonah Debt Advisors, LLC

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

FLAGSHIP CLO V

By:	Deutsche Asset Managment, Inc., as Subadvisor

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

GE CFS LOAN HOLDING 2006-3 LLC

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

FIRST 2004-II CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

FIRST 2004-I CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

CSAM FUNDING I

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

RACE POINT CLO, LIMITED

By:	Sankaty Advisors, LLC as Collateral Manager

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

RACE POINT II CLO, LIMITED

By:	Sankaty Advisors, LLC as Collateral Manager

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

MORGAN STANLEY SENIOR FUNDING, INC.

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

BLACKROCK LIMITED DURATION INCOME TRUST

By:	BlackRock Financial Management, Inc., its Sub-Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

BLACKROCK SENIOR INCOME SERIES II

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

MAGNETITE ASSET INVESTORS LLC

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

MAGNETITE IV CLO, LIMITED

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

EATON VANCE SENIOR FLOATING- RATE TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

EATON VANCE FLOATING-RATE INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

EATON VANCE VARIABLE LEVERAGE FUND LTD.

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

GRAYSON & CO

By:	Boston Management and Research as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

BIG SKY III SENIOR LOAN TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

HARBOUR TOWN FUNDING LLC

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

NUVEEN FLOATING RATE INCOME FUND

By:	Symphony Asset Management, LLC

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

NUVEEN SENIOR INCOME FUND

By:	Symphony Asset Management, LLC

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company as Fiduciary Custodian.

By:	Eaton Vance Management, Attorney-in-fact

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

LIGHTPOINT CLO III, LTD.

By:	/s/ Colin Donlan
Lightpoint Capital Management LLC as Collateral Manager
Title: Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

WIND RIVER CLO II LTD.

By:	McDonnell Investment Management, LLC, as Manager

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

	OAK HILL CREDIT PARTNERS I, LIMITED		OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management I, LLC	By:	Oak Hill CLO Management II, LLC
	as Investment Manager		as Investment Manager

By:		By:
	Name:		Name:
	Title:		Title:

	OAK HILL CREDIT PARTNERS III, LIMITED		OAK HILL CREDIT PARTNERS IV, LIMITED

By:	Oak Hill CLO Management III, LLC	By:	Oak Hill CLO Management IV, LLC
	as Investment Manager		as Investment Manager

By:		By:
	Name:		Name:
	Title:		Title:

SMBC MVI SPC,
on behalf of and for the account of Segregated
Portfolio No. 1

By:	Oak Hill Separate Account
Management I, LLC
as Investment Manager

By:
Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

LONG LANE MASTER TRUST IV

By:
Name:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

LOAN FUNDING XIII LLC

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

VITESSE CLO LTD.
By:	TCW Advisors, as its Portfolio Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

TCW SENIOR SECURED LOAN FUND
By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

TCW SELECT LOAN FUND LIMITED
By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

MADISON PARK FUNDING III, LTD.

By:	Credit Suisse Alternative Capital, Inc., as collateral manager

By:
Title:

SIGNATURE PAGE TO THE SECOND
AMENDMENT, DATED AS OF
NOVEMBER 10, 2006, AMONG
WILLIAMS SCOTSMAN
INTERNATIONAL, INC., WILLIAMS
SCOTSMAN, INC., CERTAIN LENDERS
PARTY TO THE CREDIT AGREEMENT
AND BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT

CHATHAM LIGHT III

By:
Title: